SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 5, 2017 (March 31, 2017)

YULONG ECO-MATERIALS LIMITED

(Exact name of registrant as specified in its charter)

Cayman Island	001-37459	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eastern End of Xiwuzhuang Village

Jiaodian Town, Xinhua Area

Pingdingshan, HenanProvince

People’s Republic of China 467091

(Address of principal executive offices and zip code)

+86-375-8888988

(Registrant’s telephone number, including area code)

 N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OR LISTING.

On March 31, 2017, Yulong Eco-Materials Limited (the “Company”) received a determination letter (the “Letter”) from the NASDAQ Stock Market LLC (the “NASDAQ”) notifying the Company of the NASDAQ Staff’s determination (the “Determination”) to delist the Company’s securities from The NASDAQ Capital Market due to its failure to regain compliance with Listing Rule 5250(c)(1) (the “Rule”) because it had not filed its Annual Report on Form 10-K for the period ended June 30, and Quarterly Reports on Forms 10-Q for the periods ended September 30, and December 31, 2016, respectively (the “Delinquent Reports”). Pursuant to the Letter, unless the Company requests an appeal of the Determination by 4:00 Eastern Time on April 7, 2017, trading of the Company’s common stock will be suspended at the opening of business on April 11, 2017, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), causing the Company’s securities to be removed from listing and registration on The NASDAQ Stock Market.

As previously reported, on October 14 and November 22, 2016, the Company received two notification letters (the “Notice”) from NASDAQ advising the Company that it did not comply with the “Rule” because it had not filed its Annual Report on Form 10-K for the period ended June 30, and Quarterly Reports on Forms 10-Q for the periods ended September 30, and December 31, 2016, respectively. The Company was provided an exception until April 12, 2017, to regain compliance with the Rule. On March 24, 2017, the Company advised that it would be unable to regain compliance with the Rule by April 12, 2017. As of the date of this report, the Company has not regained compliance with the Rule though it is in the process of preparing its annual report.

The Company currently intends to request a hearing before a Hearings Panel (the “Panel”). Such a request will stay the suspension of the Company’s securities and the filing of the Form 25-NSE pending the Panel’s decision. At the hearing, if granted, the Company intends to present a plan to regain compliance with the Rule and request that the Panel allow the Company additional time within which to regain compliance. While the Company believes that it will be able to present a viable plan to regain compliance, there can be no assurance that the Panel will grant the Company’s request for a suspension of delisting or continued listing on NASDAQ.

This Form 8-K is filed to satisfy the obligation that the Company publicly disclose the deficiency within four (4) business days after the date of the Letter.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

 The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit	Description
99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 5, 2017	YULONG ECO-MATERIALS LIMITED

	By:	/s/ Yulong Zhu
	Name:	Yulong Zhu
	Its:	Chief Executive Officer